                                                                   EXHIBIT 10.04

                                   $29,000,000

                           CARAUSTAR INDUSTRIES, INC.

                           7.25% SENIOR NOTES DUE 2010

                                       AND

                                  $285,000,000

                           CARAUSTAR INDUSTRIES, INC.

                    9.875% SENIOR SUBORDINATED NOTES DUE 2011


                               PURCHASE AGREEMENT
                               ------------------

                                                                  March 22, 2001

CREDIT SUISSE FIRST BOSTON CORPORATION
BANC OF AMERICA SECURITIES LLC
DEUTSCHE BANC ALEX. BROWN INC.
SUNTRUST EQUITABLE SECURITIES CORPORATION
    c/o Credit Suisse First Boston Corporation,
            Eleven Madison Avenue,
               New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. Caraustar Industries, Inc., a North Carolina corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "PURCHASERS") U.S.$29,000,000 principal amount of its 7.25% Senior Notes Due 2010 (the "SENIOR NOTES") and U.S.$285,000,000 principal amount of its 9.875% Senior Subordinated Notes Due 2011 (the "SENIOR SUBORDINATED NOTES," collectively with the Senior Notes, the "OFFERED SECURITIES") to be issued under an indenture, dated as of March 29, 2001 (the "INDENTURE"), between the Company and The Bank of New York, as trustee (the "TRUSTEE"). The Offered Securities will be fully and unconditionally guaranteed by all existing domestic subsidiaries of the Company, excluding those listed on Schedule C hereto (the "SUBSIDIARY GUARANTORS"). Each Subsidiary Guarantor is listed on Schedule C hereto. The United States Securities Act of 1933 is herein referred to as the "SECURITIES ACT."

         The Company hereby agrees with the Purchasers as follows:

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Purchasers that:

                  (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular (the "PRELIMINARY OFFERING CIRCULAR") and offering circular (the "OFFERING CIRCULAR"), as supplemented as of the date of this Agreement, together with the documents listed in Schedule B hereto and any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities, are hereinafter collectively referred to as the "OFFERING DOCUMENT." On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation, as agent for the Purchasers ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "COMMISSION") and all subsequent reports (collectively, the "EXCHANGE ACT REPORTS") which have been filed by the Company with the Commission or sent to shareholders pursuant to the Securities Exchange Act of 1934 (the "EXCHANGE ACT") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of North Carolina, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (c) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document and the Exchange Act Reports; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects. Each entity in which the Company has an equity interest but which is not included in the Company's consolidated financial statements as set forth in the Offering Circular (each a "Joint Venture") has been duly incorporated or organized, as applicable, is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document and the Exchange Act Reports and is duly qualified, if applicable, as a foreign corporation, partnership or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business. Except as otherwise stated in the Offering Document and the Exchange Act Reports, all of the issued and outstanding capital stock of each Joint Venture that is a corporation has been duly authorized and is validly issued, fully paid and non-assessable. Except as otherwise stated in the Offering Document and the Exchange Act Reports, all of the issued and outstanding partnership interests and membership interests of each Joint Venture that is a partnership or a limited liability company have been duly authorized and validly issued. The capital stock, partnership interest or membership interest, as applicable, of the Joint Ventures owned by the Company as set forth in the Offering Circular is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Joint Venture that is a corporation was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

                  (d) The Indenture has been duly authorized by the Company and each of the Subsidiary Guarantors; the Offered Securities have been duly authorized by the Company; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company and each of the Subsidiary Guarantors, such Offered Securities will have been duly executed, authenticated, issued and delivered by the Company and will conform in all material respects to the description thereof contained in the Offering Document and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company and each of the Subsidiary Guarantors, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (e) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment as a result of the Company's performance of its obligations under this Agreement, the Indenture or the Registration Rights Agreement.

                  (f) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement dated the date hereof, between the Company and the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), in connection with the issuance and sale of the Offered Securities by the Company, except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement) effective.

                  (g) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities, and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary or Joint Venture of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary or Joint Venture is a party or by which the Company or any such subsidiary or Joint Venture is bound or to which any of the properties of the Company or any such subsidiary or Joint Venture is subject, or the charter, by-laws or such other organizational documents of the Company or any such subsidiary or Joint Venture, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (h) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company.

                  (i) Except as disclosed in the Offering Document, the Company and its subsidiaries and Joint Ventures have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and its subsidiaries and Joint Ventures hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (j) The Company and its subsidiaries and Joint Ventures possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries and Joint Ventures, which would result in any material adverse change, or any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries and its interests in its Joint Ventures taken as a whole ("MATERIAL ADVERSE EFFECT").

                  (k) No labor dispute with the employees of the Company or any subsidiary or Joint Venture exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  (l) The Company and its subsidiaries and Joint Ventures own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries or Joint Ventures, would individually or in the aggregate have a Material Adverse Effect.

                  (m) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries or Joint Ventures is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (n) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries and Joint Ventures or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries or Joint Ventures, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (o) The historical audited financial statements, historical unaudited financial statements and the unaudited pro forma financial data included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

                  (p) Except as disclosed in the Offering Document, since the date of the latest audited historical financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries and Joint Ventures taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (q) Neither the Company nor any of its subsidiaries or Joint Ventures is in default under any agreement or instrument to which the Company or any such subsidiary or Joint Venture is a party or by which the Company or any such subsidiary or Joint Venture is bound or to which any of the properties of the Company or any such subsidiary or Joint Venture is subject, which would, individually or in the aggregate, result in a Material Adverse Effect.

                  (r) Neither the Company nor any of the Subsidiary Guarantors is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and neither the Company nor any of the Subsidiary Guarantors is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (s) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934 ("EXCHANGE ACT") or quoted in a U.S. automated inter-dealer quotation system.

                  (t) The offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof, Regulation D thereunder and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

                  (u) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such term is defined in Regulation S under the Securities Act) the Offered Securities, or any security of the same class or series as the Offered Securities, or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S under the Securities Act ("REGULATION S"), by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

                  (v) The Company is subject to Section 13 or 15(d) of the Exchange Act.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, the Senior Notes at a purchase price of 84.6775% of the principal amount thereof plus accrued interest, if any, from March 29, 2001 to the Closing Date (as hereinafter defined) and the Senior Subordinated Notes at a purchase price of 93.8215% of the principal amount thereof plus accrued interest, if any, from March 29, 2001 to the Closing Date, in the respective principal amounts of Offered Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

         The Company will deliver against payment of the purchase price the Offered Securities to be offered and sold by each Purchaser in reliance on Regulation S (the "REGULATION S SECURITIES") in the form of one or more permanent global securities in registered form without interest coupons (the "REGULATION S GLOBAL SECURITIES") which will be deposited with the Trustee as custodian for The Depositary Trust Company ("DTC") for the respective accounts of the Euroclear System ("EUROCLEAR") and Clearstream Banking, S.A. ("CLEARSTREAM"), each a participant in DTC, and the permanent global securities will be registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the purchase price the Offered Securities to be purchased by each Purchaser hereunder and to be offered and sold by each Purchaser in reliance on Rule 144A under the Securities Act (the "144A SECURITIES") in the form of two or more permanent global securities in definitive form without interest coupons (the "RESTRICTED GLOBAL SECURITIES") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Each of the Regulation S Global Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Until the termination of the restricted period (as defined in Regulation S) with respect to the offering of the Offered Securities, interests in the Regulation S Global Securities may only be held by a DTC participant such as Euroclear or Clearstream. Interests in any permanent global securities will be held only in book-entry form through Euroclear,Clearstream or DTC, as the case may be, except in the limited circumstances described in the Offering Document.

         Payment for the Regulation S Securities and the 144A Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC at the office of Alston & Bird LLP at 10:00 A.M. (New York time) on March 29, 2001 or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date," against delivery to the Trustee as custodian for DTC of (i) the Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of DTC participants Euroclear and Clearstream and (ii) the Restricted Global Securities representing all of the 144A Securities. The Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the above office of CSFBC at least 24 hours prior to the Closing Date.

         4.       Representations by Purchasers; Resale by Purchasers.

                  (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act. Accordingly, such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

                  Terms used in this subsection (b) have the meanings given to them by Regulation S.

                  (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

                  (d) Each Purchaser severally agrees that it and each of its affiliates has not and will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

         5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

                  (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent, which consent will not be unreasonably withheld. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC reasonably requests, and the Company will furnish to CSFBC on the date hereof three copies of the Offering Document, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

                  (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (d) During the period of five years hereafter, the Company will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to CSFBC and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (f) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (g) During the period of two years after the Closing Date, neither the Company nor any Subsidiary Guarantor will become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
         Section 8 of the Investment Company Act.

                  (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities (as defined in the Registration Rights Agreement), the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable, the Exchange Securities; (iii) the cost of qualifying the Offered Securities for trading in The Portal(SM) Market ("PORTAL") and any expenses incidental thereto; (iv) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto; (v) for any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities; and (vi) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for all travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers; it being understood that the only expenses of counsel to the Purchasers to be paid by the Company shall be those pursuant to the foregoing clause
         (iv).

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (j) In connection with the sale of the Offered Securities to the Purchasers, the Company will file the notice on Form D required by Rule 503 under the Securities Act within the time required by such Rule and otherwise in compliance with such Rule. A copy of such notice shall be furnished promptly to CSFBC.

                  (k) From the date hereof to the Closing Date, without the prior written consent of CSFBC, neither the Company nor any of its subsidiaries will agree to amend, revise or otherwise alter the operating agreement, partnership agreement, management agreement or other agreement or agreements governing the business or operations, financial or otherwise, of the Joint Ventures, if such amendment, revision or alteration would adversely affect the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, individually or in the aggregate, or adversely affect the provisions of the Offered Securities.

         6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received a letter, dated the date of this Agreement, of Arthur Andersen LLP in agreed form confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("RULES AND REGULATIONS") and to the effect that:

                           (i) in their opinion the financial statements examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                           (ii) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                           (iii) for the period from the closing date of the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with previous year, in consolidated net sales, operating income, equity in income of unconsolidated affiliates, income before income taxes and minority interest, net income or in the ratio of earnings to fixed charges;

                  except in all cases set forth in clauses (ii) and (iii) above for changes, increases or decreases which the Offering Document disclose have occurred or may occur or which are described in such letter; and

                           (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Purchasers including CSFBC, is material and adverse to the Company and its subsidiaries when taken as a whole, and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any general setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                  (c) The Purchasers shall have received an opinion, dated the Closing Date, of Robinson, Bradshaw & Hinson, P.A. counsel for the Company, that:

                           (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of North Carolina, with corporate power and authority to own its properties and conduct its business as described in the Offering Document and the Exchange Act Reports; and the Company is duly qualified to do business as a foreign corporation in good standing in such jurisdictions specified therein;

                           (ii) Each Subsidiary Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document and the Exchange Act Reports and is duly qualified as a foreign corporation to transact business and is in good standing in such jurisdictions as specified therein. Except as otherwise stated in the Offering Document and the Exchange Act Reports, all of the issued and outstanding capital stock of each subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. To the best of our knowledge, none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

                           (iii) Each Joint Venture of the Company has been duly incorporated or organized, as applicable, is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document and the Exchange Act Reports and is duly qualified, if applicable, as a foreign corporation, partnership or limited liability company to transact business and is in good standing in such jurisdictions as specified therein. Except as otherwise stated in the Offering Document and the Exchange Act Reports, all of the issued and outstanding capital stock of each Joint Venture that is a corporation has been duly authorized and is validly issued, fully paid and non-assessable. Except as otherwise stated in the Offering Document and the Exchange Act Reports, all of the issued and outstanding partnership or membership interests of each Joint Venture that is a partnership or limited liability company has been duly authorized. To the best of our knowledge, such stock, partnership or membership interest is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. To the best of our knowledge, none of the outstanding shares of capital stock of any Joint Venture that is a corporation was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

                           (iv) The Indenture has been duly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors; the Offered Securities have been duly authorized, executed, authenticated, issued and delivered by the Company and conform in all material respects to the description thereof contained in the Offering Document; and the Indenture and the Offered Securities constitute valid and legally binding obligations of the Company and each of the Subsidiary Guarantors enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (v) Neither the Company nor any Subsidiary Guarantor is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                           (vi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as may be required under state securities laws, except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective and except for the filing of a notice of sale on Form D as required by Rule 503 of Regulation D of the Securities Act;

                           (vii)    Except as described in the Offering
                  Circular, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or Joint Ventures or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries or Joint Ventures, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to such counsel's knowledge, threatened.

                           (viii) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not:
                  (x) to the knowledge of such counsel, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary or Joint Venture of the Company or any of their properties, (y) result in a breach or violation of the material agreements and instruments, each such agreement and instrument specifically set forth in such opinion, to which the Company or any such subsidiary or Joint Venture is a party or by which the Company or any such subsidiary or Joint Venture is bound or to which any of the properties of the Company or any such subsidiary or Joint Venture is subject, or (z) result in a breach or violation of the charter, by-laws or other organizational documents of the Company or any such subsidiary or Joint Venture; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                           (ix) To the knowledge of such counsel, neither the Company nor any of its subsidiaries or Joint Ventures is in default under any material agreement or instrument, each such agreement and instrument specifically set forth in such opinion, to which the Company or any such subsidiary or Joint Venture is a party or by which the Company or any such subsidiary or Joint Venture is bound or to which any of the properties of the Company or any such subsidiary or Joint Venture is subject, which would, individually or in the aggregate, result in a Material Adverse Effect.

                           (x) Such counsel have no reason to believe that the Offering Document, or any amendment or supplement thereto, or any Exchange Act Report as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading; the descriptions in the Offering Document and the Exchange Act Reports of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in Offering Document and the Exchange Act Reports;

                           (xi) This Agreement and the Registration Rights Agreement have each been duly authorized, executed and delivered by the Company;

                           (xii) It is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the several Purchasers pursuant to this Agreement or (ii) the resales of the Offered Securities by the several Purchasers in the manner contemplated by this Agreement, to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

                           (xiii) Except as provided in the Registration Rights Agreement, no holder of any security of the Company or any of its subsidiaries or Joint Ventures, has or will have any right to require the registration under the Securities Act of such security by virtue of the consummation of the transactions contemplated by this Agreement.

                  (d) The Purchasers shall have received from Alston & Bird LLP, counsel for the Purchasers, such opinions, dated the Closing Date, with respect to the enforceability of the Indenture, the due authorization of this Agreement and the Registration Rights Agreement and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Alston & Bird LLP may rely as to the incorporation of the Company and all other matters governed by North Carolina law upon the opinion of Robinson, Bradshaw & Hinson, P.A. referred to above.

                  (e) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

                  (f) The Purchasers shall have received a letter, dated the Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

                  (g) The Company shall have obtained guarantees from the Subsidiary Guarantors of the outstanding indebtedness under the Company's 7.375% Senior Notes Due 2009.

         The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of
Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable to the Purchasers or any person controlling the Purchasers with respect to any untrue statement or omission made in the Preliminary Offering Circular that is corrected in the Offering Circular if the person asserting any such loss, claim, damage or liability purchased Offered Securities from the Purchasers but was not sent or given a copy of the Offering Circular by the Purchasers at or prior to the written confirmation of the sale of such Offered Securities to such person unless such failure to deliver the Offering Circular was a result of the Company's failure to comply with Section 5 of this Agreement; provided, further, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

                  (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of (i) the following information in the Offering Document furnished on behalf of each Purchaser: under the caption "Plan of Distribution" paragraphs four and eight; and (ii) the following information in the Offering Document furnished on behalf of Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC and SunTrust Equitable Securities Corporation: under the caption "Plan of Distribution" paragraphs ten and eleven; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5 of this Agreement.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection
(d) to contribute are several in proportion to their respective purchase obligations and not joint.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 3100 Joe Jerkins Boulevard, Austell, Georgia 30106, Attention: Chief Financial Officer; provided, however, that any notice to a Purchaser pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                                     Very truly yours,

                                                     CARAUSTAR INDUSTRIES, INC.


                                                     By  /s/ H. Lee Thrash, III
                                                       -------------------------


The foregoing Purchase Agreement
    is hereby confirmed and accepted
    as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION


         By /s/ Reed Welch
            ------------------------------------

BANC OF AMERICA SECURITIES LLC


         By  /s/ Adam Goodfriend
            ------------------------------------


DEUTSCHE BANC ALEX. BROWN INC.


         By  /s/ Edwin Roland
            ------------------------------------



SUNTRUST EQUITABLE SECURITIES CORPORATION


         By  /s/ William Herrell
            ------------------------------------

                                   SCHEDULE A



                           7.25% SENIOR NOTES DUE 2010

                                                                  PRINCIPAL AMOUNT OF
                                                                   OFFERED SECURITIES
                  PURCHASER
                  ---------
CREDIT SUISSE FIRST BOSTON CORPORATION.....................            $18,412,680
BANC OF AMERICA SECURITIES LLC.............................              4,603,170
DEUTSCHE BANC ALEX. BROWN INC..............................              4,603,170
SUNTRUST EQUITABLE SECURITIES CORPORATION..................              1,380,980
                                                                       -----------
                          Total............................            $29,000,000
                                                                       ===========




                    9.875% SENIOR SUBORDINATED NOTES DUE 2011

                                                                 PRINCIPAL AMOUNT OF
                                                                  OFFERED SECURITIES
                  PURCHASER
                  ---------
CREDIT SUISSE FIRST BOSTON CORPORATION.....................          $180,952,200
BANC OF AMERICA SECURITIES LLC.............................            45,238,050
DEUTSCHE BANC ALEX. BROWN INC..............................            45,238,050
SUNTRUST EQUITABLE SECURITIES CORPORATION..................            13,571,700
                                                                     ------------
                          Total............................          $285,000,000
                                                                     ============

                                   SCHEDULE B

                        ADDITIONAL DOCUMENTS CONSTITUTING
                          PART OF THE OFFERING DOCUMENT


                                      NONE.

                                   SCHEDULE C

SUBSIDIARY GUARANTORS



AUSTELL BOXBOARD CORPORATION
AUSTELL HOLDING COMPANY, LLC
BUFFALO PAPERBOARD, INC.
CAMDEN PAPERBOARD CORPORATION
CARAUSTAR CUSTOM PACKAGING GROUP, INC.
CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC.
CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS GROUP, INC.
CARAUSTAR INDUSTRIES, INC.
CARAUSTAR PAPERBOARD CORPORATION
CARAUSTAR RECOVERED FIBER GROUP, INC.
CAROLINA COMPONENT CONCEPTS, INC.
CAROLINA CONVERTING INCORPORATED
CAROLINA PAPER BOARD CORPORATION
CAROTELL PAPER BOARD CORPORATION
CHATTANOOGA PAPERBOARD CORPORATION
CHICAGO PAPERBOARD CORPORATION
CINCINNATI PAPERBOARD, INC.
COLUMBUS RECYCLING, INC.
FEDERAL TRANSPORT, INC.
GYPSUM MGC, INC.
HALIFAX PAPER BOARD COMPANY, INC.
MCQUEENEY GYPSUM COMPANY
MCQUEENY GYPSUM COMPANY, LLC
NEW AUSTELL BOX BOARD COMPANY
PAPER RECYCLING, INC.
PBL INC.
READING PAPERBOARD CORPORATION
RICHMOND PAPERBOARD CORPORATION
SPRAGUE PAPERBOARD, INC.
SWEETWATER PAPER BOARD COMPANY, INC


EXCLUDED DOMESTIC SUBSIDIARIES


PARAGON PLASTICS, INC.